UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) June 3, 2005
                                                 -------------------------------

                         FIRSTPLUS Financial Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               0-27750                              75-2561085
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      (Commission File Number)           (IRS Employer Identification No.)

         5100 North O'Connor Blvd., 6th Floor
         Irving, Texas
                                                           75039
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (214) 231-7670
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01       Changes in Registrant's Certifying Accountant.

         (b) On June 3, 2005, FirstPlus Financial Group, Inc. (the "Company") engaged Lightfoot Guest Moore & Co., PC as its new independent registered public accounting firm.

         During the fiscal years ended December 31, 2004 and 2003 and through June 3, 2005, the Company had not consulted Lightfoot Guest Moore & Co., PC regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any manner that was either the subject of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 22, 2005                        FIRSTPLUS FINANCIAL GROUP, INC.


                                                 By:     /s/ Jack (J.D.) Draper
                                                         -----------------------
                                                         Jack (J.D.) Draper
                                                         President